UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1 Water Street

Camden, NJ 08102-1658

(Address of principal executive offices, including zip code)

(856) 955-4001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 10, 2021, American Water Capital Corp. (“AWCC”), a wholly owned finance subsidiary of American Water Works Company, Inc. (“American Water”), agreed to sell $550.0 million aggregate principal amount of its 2.300% Senior Notes due 2031 (the “2031 Notes”) and $550.0 million aggregate principal amount of its 3.250% Senior Notes due 2051 (the “2051 Notes,” and, together with the 2031 Notes, the “Notes”) pursuant to an Underwriting Agreement, dated May 10, 2021, among AWCC, American Water, and J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Notes have the benefit of a support agreement, dated June 22, 2000 and amended as of July 26, 2000, from American Water (the “Support Agreement”).

The Notes and the obligations of American Water represented by the Support Agreement were registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (File Nos. 333-253484-01 and 333-253484). At the closing of this offering on May 14, 2021, AWCC received, after deduction of underwriting discounts and before deduction of offering expenses, net proceeds of approximately $1,086 million. AWCC intends to use the net proceeds of the offering (1) to lend funds to American Water and its subsidiaries in its Regulated Businesses segment (which is comprised of utilities that provide water and wastewater services and are generally subject to regulation by state utility commissions or other entities engaged in utility regulation); (2) to prepay approximately $250.6 million aggregate principal amount of AWCC’s outstanding 5.77% Series D Senior Notes due December 21, 2021 (the “Series D Notes”) and approximately $75.7 million aggregate principal amount of AWCC’s outstanding 6.55% Series H Senior Notes due May 15, 2023 (the “Series H Notes,” and, together with the Series D Notes, the “Series Notes”); (3) to repay AWCC’s commercial paper obligations; and (4) for general corporate purposes. After the prepayments described in clause (2) above, none of the Series D Notes, and approximately $14.3 million aggregate principal amount of the Series H Notes, will remain outstanding.

The Notes were issued pursuant to the Indenture, dated as of December 4, 2009, by and between AWCC and Wells Fargo Bank, National Association, as trustee, as supplemented by officers’ certificates establishing the terms of the Notes.

AWCC intends to notify holders of the Series Notes that AWCC will prepay approximately $326.3 million aggregate principal amount of the Series Notes outstanding on or about June 14, 2021 (the “Prepayment Date”) at a price equal to the sum of (i) 100% of the aggregate principal amount of the Series Notes to be prepaid plus (ii) a make-whole amount, which is currently estimated to be approximately $17 million in the aggregate, together with interest on such principal amount accrued to the Prepayment Date. Substantially all of the make-whole amount will be allocable to American Water’s utility subsidiaries and is expected to be recorded as regulatory assets that American Water believes will be probable of recovery in future rates.

This Current Report on Form 8-K is being filed to report the closing of the offering summarized herein and the intended notification by AWCC of the prepayment of the Series Notes described above, and to include, as exhibits, certain documents executed in connection with the sale of the Notes.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “likely,” “uncertain,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “should,” “will” and “could,” or the negative of such terms or other variations or similar expressions. Forward-looking statements relate to, among other things, the prepayment by AWCC of the Series Notes, the make-whole amount to be paid in connection therewith, the amount of the debt extinguishment charge to be recorded by American Water, and the amount of debt extinguishment charges that may be allocable to American Water’s utility subsidiaries and recorded as regulatory assets that American Water believes will be probable of recovery in future rates. These forward-looking statements are predictions based on American Water’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this Current Report on Form 8-K as a result of the factors discussed in American Water’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2021, and other filings with the SEC, and additional risks and uncertainties, including, without limitation, with respect to the prepayment of the Series Notes, the amount of the aggregate make-whole payment as of the Prepayment Date and the amount thereof recorded as regulatory assets.

These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in American Water’s annual and quarterly reports as filed with the SEC, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. American Water does not have any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the federal securities laws. New factors emerge from time to time, and it is not possible for American Water to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on American Water’s business, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits have been provided herewith (as noted below):

Exhibit Number	Description

1.1*	Underwriting Agreement, dated May 10, 2021, by and among AWCC, American Water, and J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1*	Officers’ Certificate of AWCC, dated May 14, 2021, establishing the terms of the 2031 Notes.

4.2*	Officers’ Certificate of AWCC, dated May 14, 2021, establishing the terms of the 2051 Notes.

5.1*	Opinion of Morgan, Lewis & Bockius LLP.

23.1*	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: May 14, 2021	By:	/s/ M. SUSAN HARDWICK
M. Susan Hardwick
Executive Vice President and Chief Financial Officer

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